UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2005

WENDY'S INTERNATIONAL, INC. (Wendy's International, Inc. Profit Sharing and Savings Plan)
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio		43017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-764-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

On June 3, 2005, Clark, Schaefer, Hackett & Co. ("CSH") was appointed as the independent registered public accounting firm for the Wendy's International, Inc. Profit Sharing and Savings Plan (the "Plan") for the year ended December 31, 2004, replacing PricewaterhouseCoopers LLP ("PwC"). This action dismisses PwC as the Plan's independent registered public accounting firm for the year ended December 31, 2004. The Wendy's International, Inc. Retirement Committee authorized the dismissal of PwC and the engagement of CSH.

The reports of PwC on the financial statements of the Plan as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and 2002 and through June 3, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the Plan's financial statements for such years.

During the years ended December 31, 2003 and 2002 and through June 3, 2005, there were no "reportable events" with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S−K.

The change in the accounting firm described above pertains only to the financial statements of the Plan and does not affect PwC's engagement as the independent registered public accounting firm of Wendy's International, Inc. for its 2005 fiscal year.

The Plan provided a copy of the foregoing disclosures to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished in response to that request is filed as Exhibit 16 to this Form 8−K.

During the years ended December 31, 2003 and 2002 and through June 3, 2005, the Company did not consult with CSH with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S−K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16 – Letter of PricewaterhouseCoopers LLP, dated June 9, 2005, regarding change in certifying accountant of Wendy's International, Inc. Profit Sharing and Savings Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY'S INTERNATIONAL, INC. (Wendy's International, Inc. Profit Sharing and Savings Plan)

June 9, 2005	By:	Kerrii B. Anderson

Name: Kerrii B. Anderson
Title: Executive Vice President & Chief Financial Officer (Signing on behalf of Wendy's International, Inc. as Plan Administrator of the Wendy's International, Inc. Profit Sharing and Savings Plan)

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Exhibit Index

Exhibit No.	Description

16	Letter of PricewaterhouseCoopers LLP, dated June 9, 2005, regarding change in certifying accountant of Wendy's International, Inc. Profit Sharing and Savings Plan.